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                                                       Exhibit 23.01


                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements (File Nos. 33-36110, 33-43025, 33-45001, 33-48371,
33-53913, 333-18963, 333-27109, 333-34599, and 333-40047) on Form S-8.

                                             /s/ ARTHUR ANDERSEN LLP
                                             --------------------------
                                                Arthur Andersen LLP

San Jose, California
March 31, 1998